Exhibit 10(q)

MODIFICATION AND EXTENSION AGREEMENT

This MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) is made effective as of December 16, 2013, between Sono-Tek Industrial Park, LLC, a New York limited liability company, having offices at 2012 Route 9W, Building 3, Milton, New York 12547 (the “Borrower”) and M&T BANK, a/k/a Manufacturers and Traders Trust Company, a New York banking corporation having offices at One Fountain Plaza, Buffalo, New York 14203, Attn: M&T Real Estate Trust (the “Lender”).

RECITALS

A.	Borrower is indebted to Lender in the principal sum of One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00) and Borrower and Lender desire to secure (1) the repayment of that indebtedness, with interest, and all renewals, extensions and modifications of such indebtedness, and (2) the performance of all of Borrower’s obligations, covenants and agreements stated in and consolidated by this Agreement.
B.	Borrower has a fee estate in the real property, with an address of 2012 Route 9W, Milton New York and which is located at Section 103.1, Block 2, Lot 80 described in Exhibit A to this Agreement (the “Property”).

AGREEMENT

Borrower covenants and agrees with Lender as follows:

1.	Assumption or Ratification of Obligations Under Existing Note and Existing Mortgage. Borrower assumes or ratifies, as applicable, all of the obligations and agreements under the note (the “Existing Note”) listed on Exhibit B-1 to this Agreement, which has heretofore been modified, extended, assigned, and assumed as described in Exhibit B-1. Borrower assumes or ratifies, as applicable, all of the obligations and agreements under the mortgage (the “Existing Mortgage”) listed on Exhibit B-2 to this Agreement, which has heretofore been modified, extended, assigned, and assumed as described in Exhibit B-2. The Existing Note evidences the principal indebtedness described above and the Existing Mortgage is a lien on the Property securing the Existing Note. Borrower also assumes or ratifies, as applicable, all of the obligations in all agreements, whether or not listed on Exhibit B-1 or B-2, which modify or extend the Existing Note and the Existing Mortgage, as modified by this Agreement. Borrower agrees that it will keep the agreements and perform the obligations in the Existing Note and the Existing Mortgage and under all other agreements listed on Exhibit B-1 and B-2, as modified by this Agreement, even if Borrower is not the person or entity that was originally obligated under the Existing Note, the Existing Mortgage or any other agreements listed on Exhibit B-1 and B-2.

EXHIBIT A

2.	Agreement to Modify and Extend the Existing Note. Borrower agrees that this Agreement modifies and extends the rights and obligations under the Existing Note (and under all other agreements which consolidated, modified or extended the rights and obligations under the Existing Note).

Borrower has concurrently executed and delivered to Lender an, Amended and Restated Term Note in the principal amount of One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00) (the “Amended and Restated Note”) that modifies and extends, but does not satisfy, the Existing Note and modifies, amends and restates in its entirety the terms and provisions of the Existing Note. From the date of this Agreement, the Amended and Restated Note will evidence Borrower’s indebtedness to Lender and Borrower agrees that it will keep the agreements and perform the obligations set forth in the Amended and Restated Note.

3.	Agreement to Modify and Extend the Existing Mortgage. Borrower agrees that this Agreement modifies and extends the rights and obligations under the Existing Mortgage (and under all other agreements which modified or extended the rights and obligations under the Existing Mortgage). Borrower further agrees that Lender’s rights in the Property are coordinated and combined so that Lender has a single real estate mortgage lien (the “Amended and Restated Mortgage”) securing the Amended and Restated Note evidencing Borrower’s indebtedness to Lender.

4.	Terms of the Amended and Restated Mortgage. Borrower and Lender agree that the covenants and agreements of the Amended and Restated Mortgage are the terms of the mortgage set forth in Exhibit C to this Agreement. The Amended and Restated Mortgage modifies, amends and restates in their entirety the terms and provisions of the Existing Mortgage, which have been heretofore modified and extended as described in Exhibit B-2. The maximum principal amount that is or under any contingency may be secured by this Amended and Restated Mortgage is One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00). For purposes of this Amended and Restated Mortgage, the Borrower’s and Lender’s addresses will be the addresses for each party set forth above.

5.	Borrower’s Warranties and Covenants. Borrower warrants that (a) Borrower is lawfully seized of a fee estate in the Property and (b) Borrower has the right to modify and extend the Existing Note and Existing Mortgage. Borrower covenants that it will defend the title to the Property against all claims and demands, liens or encumbrances, subject to any easements, restrictions and encumbrances listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender’s interest in the Property. Borrower also covenants and warrants that Borrower has no offsets, counterclaims or defenses against the indebtedness now unpaid or against the Amended and Restated Note or the Amended and Restated Mortgage.

6.	Termination; Changes; Amendments. This Agreement may not be terminated, changed or amended except by a written agreement signed by Borrower and Lender.

7.	Effect of Agreement. Upon the payment in full and satisfaction of the Amended and Restated Note, the Borrower shall be entitled to a cancellation of the Existing Note, as modified by the Amended and Restated Note, and a satisfaction of mortgage expressly incorporating the Existing Mortgage, as modified by this Agreement and evidenced by the Amended and Restated Mortgage. The Amended and Restated Note is executed for the purpose of clarity and is not an obligation separate and distinct from the Existing Note, as they may have been heretofore consolidated, modified, and/or extended.

8.	Incorporation of Exhibits. The following Exhibits, if checked below, are incorporated into and made a part of this Agreement by this provision:

[X ]	Exhibit A	Legal Description of the Property (required)
[X ]	Exhibit B-1	List of Existing Notes (required)
[X ]	Exhibit B-2	List of Existing Mortgages (required)
[X ]	Exhibit C	Terms of Modified and Extended Mortgage (required)

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date set forth above.

Sono-Tek Industrial Park, LLC

By: Sono-Tek, Inc., Sole Member

By: ___________________________________

Name: Stephen J. Bagley

Title: Chief Financial Officer

M&T BANK

By: ___________________________________

Name: Tina Walz

Title: Vice President

STATE OF new yoRK	)
	)	ss.:
COUNTY OF dutchess	)

On December 16, 2013 before me, the undersigned, personally appeared Stephen J. Bagley, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________

Notary Public

STATE OF new yoRK	)
	)	ss.:
COUNTY OF dutchess	)

On December 16, 2013 before me, the undersigned, personally appeared Tina Walz personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

______________________________

Notary Public